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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   ------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2000

                       ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)

         NEVADA                    0-26176                 88-0336997
  (State or other jurisdiction  (Commission              (IRS Employer
        of incorporation)        File Number)         Identification No.)

       5701 S. SANTA FE DRIVE
       LITTLETON, COLORADO                                   80120
      (Address of principal executive offices)           (Zip Code)

   Registrant's telephone number, including area code:  (303) 723-1000

ITEM 5. OTHER EVENTS

EchoStar Communications Corporation ("EchoStar") announced on September 12, 2000, that its wholly-owned subsidiary EchoStar Broadband Corporation is offering $600 million aggregate principal amount of Senior Notes due 2007, in accordance with Securities and Exchange Commission Rule 144A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ECHOSTAR COMMUNICATIONS CORPORATION

Dated: September 12, 2000           By: /s/ David K. Moskowitz
                                        -----------------------------
                                        David K. Moskowitz,
                                        Senior Vice President and General
                                        Counsel
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                                 EXHIBITS INDEX


Exhibit     Description ------- -----------

99.1 Press Release, dated September 12, 2000, issued by EchoStar announcing $600 Million Rule 144A offering.